UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 24, 2017

 _______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-32598	41-1941551
(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As described in Item 5.07 below, Entegris, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2017. At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated Entegris Incentive Plan (the “Plan”) to increase the maximum total dollar value of any performance-based cash awards or other cash-based awards that can be paid to any participant in a single fiscal year from $1,000,000 to $3,000,000. The Plan had previously been approved, subject to stockholder approval, by the Board of Directors of the Company.
The terms and conditions of the Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2017 (the “Proxy Statement”), under “Proposal 5 - Approval of the Second Amended and Restated Entegris Incentive Plan”. The Company provided the Plan to stockholders of the Company as Appendix A to the Proxy Statement.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 24, 2017, the Company held its Annual Meeting. As of the record date for the Annual Meeting, April 7, 2017, 141,704,104 shares of the Company's Common Stock were issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 135,041,925 shares of the Company's Common Stock, or 95.29% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in person or by proxy. The following proposals, which were described in the Proxy Statement, were voted upon and approved at the Annual Meeting:
1. To elect the following eight persons as directors to serve until the 2018 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Michael A. Bradley	114,108,142	13,782,248	24,227	7,127,308
R. Nicholas Burns	124,004,620	3,887,560	22,437	7,127,308
Daniel W. Christman	114,059,723	13,831,135	23,759	7,127,308
James F. Gentilcore	127,340,853	550,309	23,455	7,127,308
James P. Lederer	127,311,691	579,454	23,472	7,127,308
Bertrand Loy	124,942,659	2,950,233	21,725	7,127,308
Paul L.H. Olson	124,272,636	3,620,277	21,704	7,127,308
Brian F. Sullivan	114,061,358	13,821,605	21,654	7,127,308
 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2017:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
117,892,575	17,120,316	29,034

3.    To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
125,186,655	2,696,523	31,439	7,127,308
4.    To approve, on an advisory basis, the preferred frequency of future stockholder advisory votes on the Company's Executive Compensation:

1 YEAR	2 YEARS	3 YEARS	VOTES ABSTAINED
113,806,039	39,705	14,057,942	10,931
In light of the outcome of such vote, the Company has determined to submit the advisory vote on Executive Compensation to shareholders on an annual basis until the next required vote on the frequency of stockholder votes on the Company's Executive Compensation.
5.    To approve the Second Amended and Restated Entegris Incentive Plan:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
114,279,827	13,606,170	28,620	7,127,308
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Entegris Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: May 24, 2017
By: /s/ Sue Lee
Name: Sue Lee
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Entegris Incentive Plan